UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 2011

China Integrated Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34390	65-0854589
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

Dongxin Century Square, 7th Floor
Hi-Tech Development District
Xi’an, Shaanxi Province, People’s Republic of China 710043
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-29 8268 3920

_____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 31, 2011, the board of directors (the “Board”) of China Integrated Energy, Inc. (the “Company”) appointed Mr. Liren Wei as a director and a member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee.  The Board determined that Mr. Wei is an “independent director” as that term is defined in accordance with Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

Mr. Wei, aged 48, is managing partner and head of China practice of Wei, Wei & Co., LLP, a PCAOB registered accounting firm headquartered in New York, a position he has held since 2007.  Mr. Wei co-founded Wei, Wei & Co., LLP in 1995.  Mr. Wei, a certified public accountant, received his BS degree from Baruch College Zicklin School of Business, City University of New York.  He is a member of the American Institute of Certified Public Accountants (AICPA), a former vice president and executive board member of the New York State Society of Certified Public Accountants (NYSSCPA), and a former president and board member of the Chinese American Society of Certified Public Accountants (CASCPA).

On May 31, 2011, the Company and Mr. Wei executed an Independent Director Agreement in connection with Mr. Wei’s appointment, pursuant to which Mr. Wei will be entitled to receive an annual compensation of $60,000. In addition, the Company granted Mr. Wei an option to purchase up to Eighty Thousand (80,000) shares of common stock of the Company with an exercise price equal to the fair market value of a share of the Company’s common stock on the date of the grant of the option and vesting annually, in equal installments for a three year period.

There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Wei had, or will have, a direct or indirect material interest.

The foregoing description of the material terms of the Independent Director Agreement is qualified in its entirety by a form of such agreement included with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Independent Director Agreement by and between the Company and Mr. Liren Wei dated as of May 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2011	China Integrated Energy, Inc.

	By:	/s/ Xincheng Gao
Name: Xincheng Gao
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1	Independent Director Agreement by and between the Company and Mr. Liren Wei dated as of May 31, 2011.